SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported): May 31, 2002



                            HURCO COMPANIES, INC.
                 (Exact name of registrant as specified in its charter)

         INDIANA                          0-9143                  35-1150732
(State or other jurisdiction        (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                    ONE TECHNOLOGY WAY
                    INDIANAPOLIS, INDIANA 46268
                    (Address of principal executive offices and zip code)

                    (317) 293-5309
                    (Registrants' telephone number, including area code)

                    NOT APPLICABLE
                    Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANTS' CERTIFYING ACCOUNTANT

         On May 31, 2002, Hurco Companies, Inc., an Indiana corporation (the "Registrant"), dismissed Arthur Andersen LLP ("Andersen") as the Registrant's independent accountants. This decision was approved by the Audit Committee of the Board of Directors of the Registrant. The Audit Committee has initiated the process for selecting a replacement firm for the 2002 fiscal year and expects to make a selection in the near future.

         Andersen's reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended October 31, 2001 and 2000, and the subsequent interim period through the date of this report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in its report on the Registrant's consolidated financial statements for such years; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant has provided Andersen a copy of the foregoing disclosures. A letter from Andersen stating its agreement with such disclosures is attached as Exhibit 16 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Dated:  May 31, 2002

                                             HURCO COMPANIES, INC.
                                             By:      /s/ ROGER J. WOLF
                                                      -----------------
                                                      Roger J. Wolf
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 31, 2002.

                                                                     Exhibit 16

May 31, 2002


Office of Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sir/Madam:

We have read paragraphs two through four of Item 4 included in the Form 8-K dated May 31, 2002 of Hurco Companies, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


cc:      Mr. Roger Wolf - Hurco Companies, Inc.